UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2012

Annual Report

Western Asset High Income Opportunity Fund Inc.
(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	48

Additional information	49

Annual chief executive officer and principal financial officer certifications	55

Other shareholder communications regarding accounting matters	56

Dividend reinvestment plan	57

Important tax information	59

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Opportunity Fund Inc. for the twelve-month reporting period ended September 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year. According to the Commerce Department’s initial estimate, GDP growth then moved to 2.0% in the third quarter. The uptick was partially due to an increase in consumer spending, which rose 2.0% in the third quarter.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. While existing-home sales declined 1.7% on a seasonally adjusted basis in September 2012 versus the previous month, they were 11% higher than in September 2011. In addition, the NAR reported that the median existing-home price for all housing types was $183,900 in September 2012, up 11.3% from September 2011. This marked the seventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.3% in September, which represents a 5.9-month supply at the current sales pace. The inventory has declined 20% compared to September 2011.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened toward the end of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. Manufacturing continued to contract in July and August before ticking up to 51.5 in September.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range

IV	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis.

In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with investment professionals to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. After falling sharply in August and September 2011 (prior to the beginning of the reporting period) most spread sectors then rallied in October, given hopes of progress in the European sovereign debt crisis and some better-than-expected economic data. While risk aversion returned in November, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during portions of March, April and May. The spread sectors then rallied from June through September as investor sentiment improved.

2	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

Both short- and long-term Treasury yields declined during the reporting period. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.92% at the beginning of the period and peaked at 2.42% on October 27, 2011. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)i actions to stimulate the economy. When the reporting period ended on September 30, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.65%. All told, the Barclays U.S. Aggregate Indexii, returned 5.16% for the twelve months ended September 30, 2012. For comparison purposes, riskier fixed-income securities, including high-yield bonds, produced stronger results. High-yield spreads narrowed given generally strong demand from investors seeking to generate incremental income in the low interest rate environment. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiii (the “Index”) returned 19.35%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 24.18% and 17.64%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a sector perspective, we reduced the underweight to the poorly performing Energy sector. We reduced our overweight to Consumer Cyclicals in an attempt to get more defensive as the market rallied during the period and this was one of the best performing sectors in the benchmark. We increased our exposure to financials, specifically Banking at the beginning of the period. We ran higher cash balances and used derivatives opportunistically to reduce market exposure during this extremely volatile period with heightened uncertainty. During the latter part of the period, we reduced specific exposure to several lower quality issuers to bring down risk in the portfolio. Additionally, we participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curveiv positioning and durationv, which was a modest negative for performance during the reporting period. We covered our small short on five year Treasuries in mid-August 2012, after yields rose from 0.54% to over 0.80% in just three weeks. We ended the period with no Treasury futures in the Fund. Options on high-yield index swaps (CDX) and individual high-yield CDX contracts were used to opportunistically manage the Fund’s exposure to the high-yield market. The options on CDX were positive but the individual CDX were negative. All told, these swaps and swaptions were slight detractors to the Fund’s performance. These “market hedges” were intended to hedge against market pullbacks during periods of high volatility, while still maintaining the Fund’s exposure to higher beta (and higher income) idiosyncratic investments. Finally, currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. The gains in our currency hedges served their purpose by offsetting the decline in the value of our euro

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	3

bonds when translated back to U.S. dollars. All told, derivatives had a very small negative impact to the net performance of the Fund during the reporting period.

Performance review

For the twelve months ended September 30, 2012, Western Asset High Income Opportunity Fund Inc. returned 18.15% based on its net asset value (“NAV”)vi and 25.00% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 19.35% for the same period. The Lipper High Yield Closed-End Funds Category Averagevii returned 19.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.51 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2012

Price Per Share	12-Month Total Return*
$6.26 (NAV)	18.15%†
$6.65 (Market Price)	25.00%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.

†

Total return assumes the reinvestment of all distributions at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our security selection. A number of individual high-yield bonds were positive for performance, including our overweights in Charter Communications (Charter Communications Inc., CCO Holdings LLC and CCH II LLC), Sprint Nextel Corp. (and Sprint Capital Corporation), CMA CGM and Hapag-Lloyd AG.

Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises segment, as well as its retail data businesses. Our holdings in Charter Communications were rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Wireless telecommunications company Sprint Nextel bonds performed extremely well during the reporting period as its fundamental performance continued to improve and we felt that the company would benefit from our outlook for wireless industry consolidation. Toward the end of the period, a key competitor Metro PCS (also a holding in this Fund which performed very well) was acquired by investment grade rated Deutsche Telecom and merged with

4	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

their U.S. subsidiary T-Mobile USA. Sprint Nextel’s bonds rallied on the attractive valuation paid and the improved outlook for more stabilized wireless competitive landscape and pricing environment. In addition, B- rated Sprint Nextel was acquired by Japan’s investment grade rated Softbank after the reporting period ended, sending Sprint Nextel’s bonds even higher. CMA CGM and Hapag-Lloyd AG are global shipping companies headquartered in Europe. These bonds had performed poorly in the prior reporting period due to a variety of factors, including fears of long-term decelerating global economic growth, higher oil prices and issues related to the ongoing European sovereign debt crisis. These bonds rallied significantly from distressed levels during the period, as both of the companies’ fundamentals stabilized and there was strong investor demand for these attractive, higher yielding opportunities.

From a ratings perspective, the portfolio benefited from its overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities given the outperformance of lower-rated securities during the fiscal year as a whole.

Overall sector positioning was a marginal detractor from performance, however our positioning in several areas were additive to results. The largest contributor was our overweight to Consumer Non-cyclicals and our opportunistic addition of Financials (specifically the Banking subsector), as both sectors outperformed the Index during the reporting period. In addition our underweight to Energy was beneficial as the sector was initially seen as slightly more defensive versus the market and investors were looking for opportunities elsewhere. As the period progressed, the Energy sector performance was linked to the moderating growth outlook in Asia which received much attention and came under question several times during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our sector positioning. The decision to run higher than normal cash balances during the period to help reduce risk and offset our higher beta positioning was not rewarded. Given the rally in the spread sectors and the less attractive value opportunities, we let cash build up to as high as 3% to 4% of the Fund toward the end of the reporting period. Had the portfolio been fully invested in the broader high yield market, better returns would have likely been achieved. An underweight to the strong performing Information Technology (IT) was also a negative. We see high-yield IT as a higher risk sector and we were reluctant to reduce the underweight there given our already net “risk on” stance which included overweighting CCC and below issues and underweight higher quality BB issuers. In addition, our overweight to Transportation, which falls under the Industrial sector, was a detractor

A number of individual holdings detracted from performance including overweight positions in Petroplus Finance, Horizon Lines and Overseas Shipholding Group. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. Petroplus Finance was unable to avoid bankruptcy as it reduced its output and closed several refineries.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	5

Fortunately, we reduced our exposure at the end of 2011, but we should have exited the position completely as its bonds continued to move significantly lower throughout the reporting period as asset sales were disappointing. We exited the position toward the end of the period. Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall secular decline in global shipping in 2011 and 2012 and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns. In April 2012, bondholders agreed with the company to exchange 6% yielding bonds into equity to help deleverage the company. The equity has underperformed the high-yield market post the exchange. Overseas Shipholding Group is one of the world’s largest oil tanker companies. It performed poorly as the company’s fundamentals weakened given the volatile pricing environment for shipping rates. In addition, Overseas Shipholding Group has been slow to fully address some near-term maturities which added to concerns and has continued to pressure bonds after the reporting period concluded.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 16, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

6	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2012 were: Consumer Discretionary (20.3%), Industrials (16.2%), Energy (15.0%), Financials (9.5%) and Materials (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2012 and September 30, 2011 and does not include derivatives, such as written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

8	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Spread duration (unaudited)

Economic Exposure — September 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B US HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — September 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B US HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

10	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.2%
Consumer Discretionary — 17.5%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000		$437,525
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	417,802	(a)
Total Auto Components					855,327
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,550,000		2,728,500
Escrow GCB General Motors	—	—	2,125,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	825,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	2,540,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	480,000		541,200	(a)
Total Automobiles					3,269,700
Diversified Consumer Services — 1.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,160,000		1,235,400
ServiceMaster Co., Senior Notes	8.000%	2/15/20	660,000		702,900
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,100,000		1,133,000	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,678,600	(c)
Total Diversified Consumer Services					4,749,900
Hotels, Restaurants & Leisure — 7.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,070,000		1,115,475	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,140,670		1,011,016	(a)(b)(c)(e)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	560,000		585,200	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		232,100
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,745,000		1,788,625	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,124,000		2,507,010
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	270,000		236,925
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,317,600
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,270,000		1,390,650	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,250,000		1,271,875	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,288,175	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	882,643	$922,362	(a)(e)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000	834	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,470,000	1,348,725	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,200,000	1,272,000	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,140,000	1,179,900	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000	1,327,150
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000	169,500
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000	400,050
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000	63,900	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,560,000	3,275,200	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000	2,714,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000	2,037,200
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000	784,712
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	335,000	357,613	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,770,000	1,849,650
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	2,860,000	2,910,050	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	0	(b)(c)(d)(f)
Total Hotels, Restaurants & Leisure				33,357,997
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000	1,433,800
Media — 5.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	518,400
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225	610,332
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	900,000	978,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,800,000	3,178,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,820,000	1,956,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	870,000	852,600
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000	115,800
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000	1,471,050
DISH DBS Corp., Senior Notes	6.750%	6/1/21	510,000	558,450

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	1,290,000		$1,412,550
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,360,000		1,448,400
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,170,000		1,105,650	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,800,000		1,651,500	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	400,000		449,000
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,760,000		1,504,800	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	450,000		459,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,480,050	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,204,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	750,000		753,750	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,810,000	EUR	2,238,717	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		745,875	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	2,999,788	(a)
Total Media					27,692,962
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	720,000		653,400	(a)
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	220,000		212,300
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,250,000		1,231,250
Total Multiline Retail					2,096,950
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,150,000		1,190,250
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,901,050	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		2,017,688
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,291,623
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	891,000		937,786
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000		1,128,750	(a)
Total Specialty Retail					8,467,147
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	730,000		775,625	(a)
Total Consumer Discretionary					82,699,408

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.6%
Food & Staples Retailing — 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	250,000	$255,000
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,490,000	1,590,575	(a)
Total Food & Staples Retailing				1,845,575
Food Products — 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	601,350	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,585,150	(a)
Total Food Products				3,186,500
Personal Products — 0.0%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	190,000	212,800
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,166,000	2,252,640
Total Consumer Staples				7,497,515
Energy — 13.3%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	690,000	741,750
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	760,000	790,400	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,345,000	2,482,769	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,602,100
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	630,000	675,675	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,465,200
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,470,000	1,631,700
Total Energy Equipment & Services				9,389,594
Oil, Gas & Consumable Fuels — 11.3%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,740,000	1,713,900
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	479,400	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,512,225
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	3,229,200
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	700,000	715,750
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,530,000	1,535,738
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,060,000	1,136,850	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	607,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	426,656
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,010,000	1,088,275
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,484,025

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,986,910	$2,210,313	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	375,156
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,710,000	1,705,725	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	1,015,251
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,561,800
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,433,110	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	885,787	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	750,000	705,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,460,000	1,496,500	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	500,000	520,625	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,700,000	1,804,125	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	467,625
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	280,150
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Senior Notes	10.750%	10/1/20	940,000	984,650	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,093,950
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000	1,912,850
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	502,900
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	140,000	152,950
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000	1,409,400
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,338,400
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	230,000	234,600
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	444,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,035,000	3,080,525
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	111,500
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,820,000	2,908,125	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000	476,100
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	900,000	929,250	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000	2,405,400
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,702,940
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	930,000	906,750
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,230,000	1,460,650	(a)
Total Oil, Gas & Consumable Fuels				53,445,726
Total Energy				62,835,320

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	15

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 7.7%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000		$1,182,079
Commercial Banks — 2.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,050,000		1,073,625	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,750,000		2,283,059	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		811,325	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,430,000		2,382,996	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000		1,068,200	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	860,000		886,065
Santander Issuances SAU, Notes	5.911%	6/20/16	1,000,000		989,865	(a)
Total Commercial Banks					9,495,135
Consumer Finance — 0.9%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,792,260
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,656,750
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,014,306
Total Consumer Finance					4,463,316
Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	350,000		405,127
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,648,000		2,979,000
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,159,200
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		761,670
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,728,450
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		936,850
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,514,850
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,884,150
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,360,000		1,390,600	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,240,000		1,357,800	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		532,500	(a)(g)
Total Diversified Financial Services					17,650,197
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,888,432
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	410,000		378,847	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	810,000		882,900	(a)

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	$699,150	(a)
Total Insurance				3,849,329
Total Financials				36,640,056
Health Care — 5.8%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000	190,125
Hologic Inc., Senior Notes	6.250%	8/1/20	620,000	660,300	(a)
Total Health Care Equipment & Supplies				850,425
Health Care Providers & Services — 5.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,200,000	1,413,000
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,197,800
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	880,000	1,032,350
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,160,000	2,381,400
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,205,000	3,931,675
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	700,000	728,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000	724,525	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000	888,250
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	808,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	317,100	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,222,400	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,351,600
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,440,000	1,625,400
HCA Inc., Senior Secured Notes	7.250%	9/15/20	420,000	472,500
INC Research LLC, Senior Notes	11.500%	7/15/19	640,000	646,400	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	360,000	370,800	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	645,000	748,200
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	873,950
US Oncology Inc. Escrow	—	—	1,015,000	17,763	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	605,000	648,862
Total Health Care Providers & Services				24,400,475
Pharmaceuticals — 0.4%
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	700,000	707,000	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	890,000	910,025	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	490,000	502,250	(a)
Total Pharmaceuticals				2,119,275
Total Health Care				27,370,175

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	17

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 15.0%
Aerospace & Defense — 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	870,000	$922,200
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,420,000	2,625,700
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	906,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,283,925	(a)
Total Aerospace & Defense				6,737,825
Airlines — 1.9%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	635,270	648,770	(a)
Continental Airlines 2012-2 Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	473,800
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	140,757	154,129
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,173,449	1,220,387
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	4,005,450	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	667,401	720,793
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	336,058	371,344
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	519,000	546,247	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	728,000	748,020	(a)
Total Airlines				8,888,940
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,160,400	1,119,786	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	2,110,000	2,315,725	(a)
Total Building Products				3,435,511
Commercial Services & Supplies — 2.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	184,800	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,188,200	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,830,000	1,930,650
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,753,650
JM Huber Corp., Senior Notes	9.875%	11/1/19	780,000	879,450	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,330,000	2,434,850
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	804,825
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,470,000	1,572,900	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	360,000	385,200	(a)
Total Commercial Services & Supplies				12,134,525

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	$1,218,300	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	910,000	891,800	(c)
Total Construction & Engineering				2,110,100
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	920,000	920,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,636,200	(a)
Total Electrical Equipment				2,556,200
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,170,000	1,325,025
Machinery — 0.9%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	2,203,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,140,000	1,242,600	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	800,000	860,000	(a)
Total Machinery				4,306,350
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,251,833	1,201,760	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	876,000	876,000	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	2,585,250
Total Marine				4,663,010
Road & Rail — 2.4%
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	3,738,624	3,364,762	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,194,000	2,292,730	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	764,422
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,685,000	1,895,625
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,929,125
Total Road & Rail				11,246,664
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,200,000	1,264,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,250,000	1,303,125	(a)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	32,000	33,880	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	2,358,000	2,587,905	(a)
Total Trading Companies & Distributors				5,189,410
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	2,830,000	1,995,150	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,480,000	2,455,200	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	19

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,120,000		$3,268,200	(a)
Total Transportation					7,718,550
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000		759,600	(a)
Total Industrials					71,071,710
Information Technology — 3.0%
Communications Equipment — 0.4%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000		2,072,400
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,460,000		3,996,300	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	900,000		987,750
IT Services — 1.2%
First Data Corp., Secured Notes	8.250%	1/15/21	180,000		180,450	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	4,616,986		4,749,724
First Data Corp., Senior Notes	11.250%	3/31/16	350,000		341,250
SRA International Inc., Senior Notes	11.000%	10/1/19	270,000		276,750
Total IT Services					5,548,174
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	300,000		291,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	617,000		641,680
Total Semiconductors & Semiconductor Equipment					932,680
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	520,000		512,200	(a)
Total Information Technology					14,049,504
Materials — 8.7%
Chemicals — 0.7%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	195,000		218,888	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,232,500	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	955,000	EUR	1,168,929	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	568,051	(a)
Total Chemicals					3,188,368
Containers & Packaging — 3.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,203,450	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	768,203	(a)

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	590,000		$625,400	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,080,000	EUR	1,398,262	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,173,200	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,116,650
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,180,000		1,203,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,890,000		1,937,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,900,000		2,030,625
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000		2,350,400	(a)
Total Containers & Packaging					14,807,040
Metals & Mining — 3.7%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,250,000		1,250,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,000,000		1,950,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000		2,091,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	800,000		604,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,320,000		1,313,400	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	920,000		1,023,500
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,050,000		1,113,000	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000		2,030,625
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000		31,050
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	900,000		905,625	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,840,000		1,888,300	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	360,000		399,600	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	610,000		637,450	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	860,000		844,950	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,660,000		1,589,450
Total Metals & Mining					17,671,950
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000		3,432,075
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	980,000		1,038,800	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	21

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	204,000	$158,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,500,000	735,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	252,000	149,940
Total Paper & Forest Products				5,513,915
Total Materials				41,181,273
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 4.8%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,667,700	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,290,000	1,399,650	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	337,000	352,165
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,800,000	1,946,250
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	610,000	663,375
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,730,000	2,897,212
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,530,000	1,658,138
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,580,150
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	450,000	460,688	(a)
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	474,075	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,656,350
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,904,400
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,480,000	1,402,300	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,736,131	2,175,224	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	2,236,500
Total Diversified Telecommunication Services				22,474,177
Wireless Telecommunication Services — 3.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	140,000	151,900
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,390,000	1,461,237
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,960,000	2,738,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,855,000	5,049,200
Sprint Nextel Corp.	6.000%	12/1/16	300,000	310,500
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,470,000	2,970,175	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,480,000	1,598,400
Total Wireless Telecommunication Services				14,279,412
Total Telecommunication Services				36,753,589

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 6.8%
Electric Utilities — 2.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	$4,253,200
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	367,575	389,629
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	691,613	629,368
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,570,000	2,775,600
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,550,000	2,008,125	(a)
Total Electric Utilities				10,055,922
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	85,172
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,300,750
Total Gas Utilities				1,385,922
Independent Power Producers & Energy Traders — 4.4%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,080,000	1,152,900
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	200,000	219,500	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000	1,609,500	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	136,400	(f)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	4,480,000	4,782,400	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	300,000	312,000	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,600,000	1,808,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,570,000	1,609,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,317,600	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,573,000	4,893,110
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	159,706	174,878
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	809,639	902,747
Total Independent Power Producers & Energy Traders				20,918,285
Total Utilities				32,360,129
Total Corporate Bonds & Notes (Cost — $397,659,533)				412,458,679
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $622,342)	2.442%	4/20/35	933,090	841,843	(g)
Collateralized Senior Loans — 3.8%
Consumer Discretionary — 1.7%
Diversified Consumer Services — 0.6%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,500,000	2,528,125	(i)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	23

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.8%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,372,625	$1,420,667	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,420,000	2,420,000	(i)
Total Hotels, Restaurants & Leisure				3,840,667
Media — 0.3%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	1,500,000	1,507,500	(i)
Total Consumer Discretionary				7,876,292
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	5,320,000	5,344,381	(i)
Industrials — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,970,000	1,994,625	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	205,770	205,770	(b)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	362,292	362,292	(b)(j)
Total Marine				568,062
Total Industrials				2,562,687
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	817,143	812,036	(i)
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,131,292	1,170,887	(i)
Total Collateralized Senior Loans (Cost — $17,207,801)				17,766,283
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	3,100,800	(a)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	339,531
Total Convertible Bonds & Notes (Cost — $2,395,547)				3,440,331

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			78,199	156,398	*(b)(c)
Media — 0.5%
Charter Communications Inc., Class A Shares			31,759	2,384,148	*
Total Consumer Discretionary				2,540,546

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.		251,930,724	$2,738,739	*(b)(c)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS		97,019	1,760,905	*(b)(c)
Horizon Lines Inc., Class A Shares		686,277	947,062	*
Total Industrials			2,707,967
Total Common Stocks (Cost — $8,239,758)			7,987,252

	Rate
Convertible Preferred Stocks — 0.4%
Financials — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost — $2,186,287)	7.500%	21,100	2,046,278
Preferred Stocks — 1.5%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors		31,700	0	*(b)(c)(d)
Escrow GCB General Motors		2,200	0	*(b)(c)(d)
Escrow GCB General Motors		10,100	0	*(b)(c)(d)
Escrow GCB General Motors		900	0	*(b)(c)(d)
Total Consumer Discretionary			0
Financials — 1.4%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%	165,966	4,167,407	(g)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%	85,025	2,367,946	(g)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	37,200	32,364	*(g)
Total Financials			6,567,717
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	4,107	414,807	(c)(g)
Total Preferred Stocks (Cost — $7,593,679)			6,982,524

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	25

Western Asset High Income Opportunity Fund Inc.

Security		Expiration Date	Notional Amount†	Value
Purchased Options — 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	13,464,000	$ 21,419
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	4,039,200	6,425
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	2,871,000	4,567
Total Purchased Options (Cost — $243,164)				32,411

			Warrants
Warrants — 0.1%
Charter Communications Inc.		11/30/14	2,238	58,188	*(c)
Jack Cooper Holdings Corp.		12/15/17	1,974	148,050	*
Jack Cooper Holdings Corp.		5/6/18	921	69,075	*
Nortek Inc.		12/7/14	5,518	27,590	*(b)(c)
SemGroup Corp.		11/30/14	9,492	126,149	*(b)(c)
Total Warrants (Cost — $125,184)				429,052
Total Investments before Short-Term Investments (Cost — $436,273,295)				451,984,653

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 3.2%
U.S. Government Agencies — 0.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $4,498,373)	0.155%	12/24/12	4,500,000	4,499,685	(k)
Repurchase Agreements — 2.3%
Barclays Capital Inc., tri-party repurchase agreement dated 9/28/12; Proceeds at maturity — $10,800,135; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value — $11,230,847) (Cost — $10,800,000)	0.150%	10/1/12	10,800,000	10,800,000
Total Short-Term Investments (Cost — $15,298,373)				15,299,685
Total Investments — 98.8% (Cost — $451,571,668#)				467,284,338
Other Assets in Excess of Liabilities — 1.2%				5,590,663
Total Net Assets — 100.0%				$472,875,001

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Western Asset High Income Opportunity Fund Inc.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security (unaudited).
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Value is less than $1.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	The coupon payment on these securities is currently in default as of September 30, 2012.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $452,922,669.

Abbreviation used in this schedule:
EUR — Euro

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	13,464,000	$232,301
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	4,039,200	69,690
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	13,464,000	7,327
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	4,039,200	2,198
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	2,871,000	49,535
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	2,871,000	1,562
Total Written Options (Premiums received — $187,516)				$362,613

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	27

Statement of assets and liabilities

September 30, 2012

Assets:
Investments, at value (Cost — $451,571,668)	$467,284,338
Foreign currency, at value (Cost — $31,188)	31,019
Cash	1,526,586
Interest receivable	10,916,082
Receivable for securities sold	3,902,889
Deposits with brokers for swap contracts	600,000
Unrealized appreciation on forward foreign currency contracts	32,929
Prepaid expenses	49,369
Total Assets	484,343,212

Liabilities:
Payable for securities purchased	10,175,938
Written options, at value (premiums received — $187,516)	362,613
Investment management fee payable	310,119
Swaps, at value (premiums paid — $668,239)	247,269
Unrealized depreciation on forward foreign currency contracts	238,998
Payable for open swap contracts	38,344
Directors’ fees payable	6,085
Accrued expenses	88,845
Total Liabilities	11,468,211
Total Net Assets	$472,875,001

Net Assets:
Par value ($0.001 par value; 75,561,571 shares issued and outstanding; 500,000,000 shares authorized)	$ 75,562
Paid-in capital in excess of par value	546,416,436
Undistributed net investment income	454,532
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(88,489,829)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	14,418,300
Total Net Assets	$472,875,001

Shares Outstanding	75,561,571

Net Asset Value	$6.26

See Notes to Financial Statements.

28	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Statement of operations

For the Year Ended September 30, 2012

Investment Income:
Interest	$40,363,839
Dividends	856,362
Total Investment Income	41,220,201

Expenses:
Investment management fee (Note 2)	3,643,953
Directors’ fees	80,989
Transfer agent fees	76,435
Shareholder reports	53,636
Stock exchange listing fees	49,558
Audit and tax	47,200
Legal fees	28,861
Insurance	10,661
Custody fees	500
Miscellaneous expenses	9,684
Total Expenses	4,001,477
Net Investment Income	37,218,724

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	833,644
Futures contracts	(364,264)
Written options	1,580,328
Swap contracts	(239,346)
Foreign currency transactions	630,587
Net Realized Gain	2,440,949
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	37,489,063
Futures contracts	8,896
Written options	(175,097)
Swap contracts	(915,508)
Foreign currencies	(359,849)
Change in Net Unrealized Appreciation (Depreciation)	36,047,505
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	38,488,454
Increase in Net Assets From Operations	$75,707,178

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2012	2011

Operations:
Net investment income	$ 37,218,724	$ 37,577,449
Net realized gain	2,440,949	1,443,587
Change in net unrealized appreciation (depreciation)	36,047,505	(25,235,902)
Increase in Net Assets From Operations	75,707,178	13,785,134

Distributions to Shareholders From (Note 1):
Net investment income	(38,133,286)	(39,774,469)
Decrease in Net Assets From Distributions to Shareholders	(38,133,286)	(39,774,469)

Fund Share Transactions:
Reinvestment of distributions (383,028 and 249,131 shares issued, respectively)	2,326,384	1,557,441
Increase in Net Assets From Fund Share Transactions	2,326,384	1,557,441
Increase (Decrease) in Net Assets	39,900,276	(24,431,894)

Net Assets:
Beginning of year	432,974,725	457,406,619
End of year*	$472,875,001	$432,974,725
* Includes undistributed net investment income of:	$454,532	$463,059

See Notes to Financial Statements.

30	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2012[1]	2011[1]	2010[1]	2009[1]	2008[1]

Net asset value, beginning of year	$5.76	$6.10	$5.70	$5.59	$7.03

Income (loss) from operations:
Net investment income	0.49	0.50	0.56	0.60	0.59
Net realized and unrealized gain (loss)	0.52	(0.31)	0.45	0.12	(1.46)
Total income (loss) from operations	1.01	0.19	1.01	0.72	(0.87)

Less distributions from:
Net investment income	(0.51)	(0.53)	(0.61)	(0.61)	(0.57)
Total distributions	(0.51)	(0.53)	(0.61)	(0.61)	(0.57)
Net asset value, end of year	$6.26	$5.76	$6.10	$5.70	$5.59

Market price, end of year	$6.65	$5.78	$6.27	$5.82	$4.34
Total return, based on NAV[2,3]	18.15%	2.81%	18.62%	16.86%	(12.32)%
Total return, based on Market Price[4]	25.00%	0.37%	19.42%	53.69%	(26.04)%
Net assets, end of year (millions)	$473	$433	$457	$424	$414

Ratios to average net assets:
Gross expenses	0.88%	0.89%	0.95%	1.00%	0.91%
Net expenses[5]	0.88	0.89	0.95	1.00	0.91
Net investment income	8.17	7.98	9.47	12.84	9.03

Portfolio turnover rate	53%	68%	96%	71%	54%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason

32	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	33

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$407,558,750	$4,899,929	$412,458,679
Collateralized mortgage obligations	—	841,843	—	841,843
Collateralized senior loans	—	17,766,283	—	17,766,283
Convertible bonds & notes	—	3,440,331	—	3,440,331
Common stocks:
Consumer discretionary	$ 2,384,148	—	156,398	2,540,546
Energy	—	—	2,738,739	2,738,739
Industrials	947,062	—	1,760,905	2,707,967
Convertible preferred stocks	2,046,278	—	—	2,046,278
Preferred stocks:
Consumer discretionary	—	—	0*	0	*
Financials	6,567,717	—	—	6,567,717
Industrials	—	414,807	—	414,807
Purchased options	—	32,411	—	32,411
Warrants	—	401,462	27,590	429,052
Total long-term investments	$11,945,205	$430,455,887	$ 9,583,561	$451,984,653
Short-term investments†	—	15,299,685	—	15,299,685
Total investments	$11,945,205	$445,755,572	$ 9,583,561	$467,284,338
Other financial instruments:
Forward foreign currency contracts	—	$ 32,929	—	$32,929
Total	$11,945,205	$445,788,501	$ 9,583,561	$467,317,267

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$362,613	—	$362,613
Forward foreign currency contracts	—	238,998	—	238,998
Credit default swaps on credit indices — buy protection‡	—	247,269	—	247,269
Total	—	$848,880	—	$848,880

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

*  Value is less than $1.

34	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks			Preferred Stocks
Investments in Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Industrials	Consumer Discretionary	Industrials	Warrants	Total
Balance as of September 30, 2011	$ 7,763,173	—	$2,164,989	$1,586,220	$ 11,225	$ 390,165	$ 217,171	$12,132,943
Accrued premiums/ discounts	29,159	—	—	—	—	—	—	29,159
Realized gain (loss)[1]	(91,053)	—	—	170,663	—	—	—	79,610
Change in unrealized appreciation (depreciation)[2]	(338,230)	—	404,280	174,685	(11,225)	(29,817)	85,732	285,425
Purchases	1,359,535	$156,398	169,470	—	—	—	—	1,685,403
Sales	(1,487,575)	—	—	(170,663)	—	—	—	(1,658,238)
Transfers into Level 3[3]	1,678,600	—	—	—	—	—	—	1,678,600
Transfers out of Level 3[4]	(4,013,680)	—	—	—	—	(360,348)	(275,313)	(4,649,341)
Balance as of September 30, 2012	$ 4,899,929	$156,398	$2,738,739	$1,760,905	$ 0 *	—	$ 27,590	$ 9,583,561
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2012[2]	$ (432,363)	—	$ 404,280	$ 305,620	$(11,225)	—	$ 16,554	$ 282,866

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.
[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	35

the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal

36	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	37

gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

38	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended September 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	39

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

40	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	41

contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $848,880. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $600,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable

42	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$2,542,282	$(2,542,282)
(b)	$906,035	(906,035)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	43

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2012, the Fund had accrued $3,071 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$230,348,061
Sales	232,173,928

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 29,035,785
Gross unrealized depreciation	(14,674,116)
Net unrealized appreciation	$ 14,361,669

During the year ended September 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2011	—	—
Options written	$ 271,085,700	$ 2,933,398
Options closed	(87,194,400)	(1,620,408)
Options exercised	—	—
Options expired	(143,142,900)	(1,125,474)
Written options, outstanding as of September 30, 2012	$ 40,748,400	$ 187,516

44	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	Citibank, N.A.	1,100,000	$1,414,192	11/16/12	$ 9,828
Euro	Citibank, N.A.	1,750,000	2,249,851	11/16/12	23,101
Euro	Citibank, N.A.	2,833,937	3,643,391	11/16/12	(131,762)
Euro	Royal Bank of Scotland PLC	1,706,017	2,193,306	11/16/12	(107,236)
Net unrealized loss on open forward foreign currency contracts					$(206,069)

At September 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Barclays Capital Inc.			5.000%
(Markit CDX.NA.HY.18 Index)	$ 9,108,000	6/20/17	Quarterly	$ (56,937)	$ 115,204	$(172,141)
BNP Paribas (Markit CDX.NA.HY.17 Index)	2,880,000	12/20/16	5.000% Quarterly	(51,067)	72,087	(123,154)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,632,000	12/20/16	5.000% Quarterly	(28,938)	42,625	(71,563)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,360,000	12/20/16	5.000% Quarterly	(59,578)	91,415	(150,993)
BNP Paribas (Markit CDX.NA.HY.18 Index)	8,118,000	6/20/17	5.000% Quarterly	(50,749)	346,908	(397,657)
Total	$25,098,000			$(247,269)	$ 668,239	$(915,508)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	45

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2012.

ASSET DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$32,411	$32,411
Forward foreign currency contracts	$32,929	—	32,929
Total	32,929	$32,411	$65,340

LIABILITY DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$362,613	$362,613
Swap contracts[3]	—	247,269	247,269
Forward foreign currency contracts	$238,998	—	238,998
Total	$238,998	$609,882	$848,880

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(1,159,554)	$(1,159,554)
Written options	—	—	1,580,328	1,580,328
Futures contracts	$(364,264)	—	—	(364,264)
Swap contracts	—	—	(239,346)	(239,346)
Forward foreign currency contracts	—	$691,146	—	691,146
Total	$(364,264)	$691,146	$ 181,428	$ 508,310

46	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$ (210,753)	$ (210,753)
Written options	—	—	(175,097)	(175,097)
Futures contracts	$8,896	—	—	8,896
Swap contracts	—	—	(915,508)	(915,508)
Forward foreign currency contracts	—	$(403,012)	—	(403,012)
Total	$8,896	$(403,012)	$(1,301,358)	$(1,695,474)

During the year ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 340,254
Written options	300,832
Forward foreign currency contracts (to buy)†	86,447
Forward foreign currency contracts (to sell)	6,283,874
Futures contracts (to sell)†	16,498,671

Average Notional Balance
Credit default swap contracts (to buy protection)	$10,937,846

†  At September 30, 2012, there were no open positions held in this derivative.

5. Distributions subsequent to September 30, 2012

On August 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0415 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively. The October and November record date distributions were made subsequent to the year end of this report.

On November 8, 2012, the Board declared three distributions, each in the amount of $0.0415 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$38,133,286	$39,774,469

Western Asset High Income Opportunity Fund Inc. 2012 Annual Report	47

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 540,943
Capital loss carryforward*	(87,138,828)
Other book/tax temporary differences(a)	(86,411)
Unrealized appreciation (depreciation)(b)	13,067,299
Total accumulated earnings (losses) — net	$(73,616,997)

*  As of September 30, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$ (3,981,308)	**
9/30/2016	(855,375)
9/30/2017	(21,593,145)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
	$(87,138,828)

These amounts will be available to offset any future taxable capital gains.

**

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short -term under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

48	Western Asset High Income Opportunity Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Opportunity Fund Inc., including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 16, 2012

Western Asset High Income Opportunity Fund Inc.	49

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

50	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Western Asset High Income Opportunity Fund Inc.	51

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	159
Other board memberships held by Director	None

52	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Income Opportunity Fund Inc.	53

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

54	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†                 Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1                   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Opportunity Fund Inc.	55

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset High Income Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset High Income Opportunity Fund Inc.	57

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a

58	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset High Income Opportunity Fund Inc.	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2012:

Record Date:	10/21/2011	Monthly
Payable Date:	10/28/2011	November 2011 through
		September 2012
Ordinary Income:
Qualified Dividend Income for Individuals	0.20%	—
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.20%	—

Please retain this information for your records.

Western Asset

High Income Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken

President and Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010408 11/12 SR11-1790

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2011 and September 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,600 in 2011 and $42,000 in 2012.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,600 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2012.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Investment Professional(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh‡	98 registered investment companies with $181.0 billion in total assets under management	228 Other pooled investment vehicles with $100.2 billion in assets under management*	730 Other accounts with $178.0 billion in total assets under management**

Christopher Kilpatrick‡	8 registered investment companies with $3.1 billion in total assets under management	None	None

Michael C. Buchanan‡	41 registered investment Companies with $32.1 billion in total assets Under management	44 Other pooled investment vehicles with $25.2 billion in assets under management***	196 Other accounts with $51.2 billion in total assets under management****

*	Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.
**	Includes 70 accounts managed, totaling $16.5 billion, for which advisory fee is performance based.
***	Includes 4 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.
****	Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2012.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	E
Christopher Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.              EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:          November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:          November 26, 2012

By:	/s/Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:          November 26, 2012